InvestEd Portfolios

Supplement dated April 12, 2018 to the

InvestEd Portfolios Prospectus

dated September 18, 2017

as supplemented October 16, 2017, February 6, 2018 and February 26, 2018

The following is inserted as a new paragraph for each underlying fund in the “Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds” section beginning on page 32:

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The following bullet point is inserted as a Non-Principal Risk for each underlying fund in the “Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds” section beginning on page 32:

∎	Securities Lending Risk

The following is inserted immediately following the “Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds — Defining Risks — Sector Risk” section on page 76:

Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If an underlying fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to an underlying fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the underlying fund bearing any loss.

Supplement	Prospectus	1